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Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-162939) of STR Holdings, Inc. of our reports dated March 19, 2010 and July 31, 2008 relating to the financial statements and financial statement schedule which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 19, 2010

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  Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM